S1 Corporation Reports First Quarter 2009 Results
Revenue Increased 7% in the First Quarter Compared to the Same Period in 2008
Reaffirms Full Year 2009 Guidance

Norcross, Georgia, April 30, 2009 — S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the first quarter of 2009:

■	Total revenue for the first quarter of 2009 increased seven percent to $58.3 million from $54.7 million in the first quarter of 2008.
■
GAAP earnings were $8.9 million or $0.16 per share for the first quarter of 2009, a $0.07 increase over GAAP earnings of $5.2 million or $0.09 per share for the first quarter of 2008.  These figures include stock based compensation (benefit) expense of ($2.5 million) or ($0.04) per share and $1.9 million or $0.03 per share in the first quarter of 2009 and 2008, respectively.

■
Adjusted EBITDA for the first quarter of 2009 was $10.6 million compared to $10.9 million in the first quarter of 2008.  Adjusted EBITDA does not include stock based compensation expense, and is described below (1) and reconciled to GAAP Net income in Tables 4, 5 and 6.

■	Total revenue from international operations for the first quarter of 2009 increased seven percent to $15.9 million from $14.8 million in the first quarter of 2008.
■
Net cash provided by operating activities was $7.3 million for first quarter of 2009, a $2.5 million improvement over the first quarter of 2008. The Company ended the first quarter of 2009 with $66.4 million in cash and cash equivalents.

“We posted another strong quarter of year-over-year growth in revenue and achieved several operating milestones including entering into one of the largest agreements in the history of our Postilion payments business, licensing our new Postilion self-service banking application to multiple new credit union customers, and executing an agreement with Longtop Financial to market S1 Enterprise applications to financial institutions in China,” said Johann Dreyer, Chief Executive Officer of S1.  “We also continue to see the benefits of investing some of the growth we have achieved back into customer satisfaction initiatives as I have highlighted over the past several quarters.  Although the economic environment remains difficult, we continue to see our sales pipeline grow and reaffirm our full year guidance of $240 to $245 million in revenue and $47 to $50 million in Adjusted EBITDA.”

(1) Adjusted EBITDA

See Tables 4, 5 and 6 for reconciliations of Adjusted EBITDA to GAAP Net income.

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income.  We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense.  A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures in Tables 4, 5 and 6.  We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.  Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter.  Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of a non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to — not a substitute for — our results of operations presented on the basis of accounting principles generally accepted in the United States.  Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information
Company management will host a conference call for interested parties to discuss its first quarter results on Friday, May 1, 2009, at 8:30 a.m. ET.  A webcast of the call will be available through the Company's website, www.s1.com.  The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1
S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com <http://www.s1.com/>, www.postilion.com <http://www.postilion.com/>, www.S1enterprise.com <http://www.s1enterprise.com/>, and www.fsb-solutions.com <http://www.fsb-solutions.com/>.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. Forward-looking statements may include projections of our revenue, expenses, Adjusted EBITDA, capital expenditures, earnings per share, product development projects, future economic performance or management objectives.  These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com  or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.  Except as provided by law, we undertake no obligation to update any forward-looking statement for any reason, even if new information becomes available.

Investor Contact:
Paul M. Parrish
Chief Financial Officer
404.923.3500
paul.parrish@s1.com

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended
	3/31/2009	3/31/2008

Revenue:
Software licenses	$11,618	$9,535
Support and maintenance	12,485	11,703
Professional services	23,075	21,122
Data center	11,110	12,313
Total revenue	$58,288	$54,673

Operating expenses:
Cost of software licenses (1)	840	992
Cost of professional services, support and maintenance (1)	18,351	17,492
Cost of data center (1)	6,881	6,557
Selling and marketing	6,822	8,216
Product development	8,172	6,755
General and administrative	4,516	6,435
Depreciation and amortization of intangible assets	2,573	2,225
Total operating expenses (2)	48,155	48,672

Operating income	10,133	6,001
Interest and other income, net	10	294
Income tax expense	1,199	1,105
Net income	$8,944	$5,190

Earnings per share:
Basic	$0.16	$0.09
Diluted	$0.16	$0.09

Weighted average common shares outstanding - basic	52,833,689	56,551,448
Weighted average common shares outstanding - diluted	53,433,880	57,074,788

(1)	Excludes charges for depreciation. Cost of software licenses includes amortization of acquired technology.
(2)
Includes stock-based compensation (benefit) expense of ($2.5 million) and $1.9 million for the three months ended March 31, 2009 and 2008, respectively. Please refer to Tables 4, 5 and 6 for further details.

S1 Corporation
Consolidated Balance Sheets
(In thousands, except share data)
TABLE 2

	(Unaudited)
	March 31,	December 31,
	2009	2008

Assets
Current assets:
Cash and cash equivalents	$66,388	$63,840
Accounts receivable, net	51,535	42,561
Prepaid expenses	5,248	5,123
Other current assets	2,548	3,575
Total current assets	125,719	115,099
Property and equipment, net	23,706	23,015
Intangible assets, net	6,845	7,585
Goodwill, net	124,362	124,362
Other assets	8,171	8,625
Total assets	$288,803	$278,686

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,823	$1,366
Accrued compensation and benefits	10,476	16,147
Accrued restructuring	1,942	2,323
Accrued other expenses	11,079	10,271
Deferred revenues	33,781	25,271
Current portion of debt obligation	2,319	3,917
Total current liabilities	61,420	59,295
Debt obligation, excluding current portion	5,864	6,196
Accrued restructuring, excluding current portion	2,923	3,443
Other liabilities	975	1,012
Total liabilities	$71,182	$69,946

Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	528	528
Additional paid-in capital	1,792,885	1,791,924
Accumulated deficit	(1,579,013)	(1,587,957)
Accumulated other comprehensive income	(6,779)	(5,755)
Total stockholders' equity	217,621	208,740
Total liabilities and stockholders' equity	$288,803	$278,686

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	52,841,532	52,799,310

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Three Months Ended
	March 31,	March 31,
	2009	2008

Cash flows from operating activities:
Net income	$8,944	$5,190
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	3,031	2,970
Provision for doubtful accounts receivable and billing adjustments	(399)	343
Stock based compensation (benefit) expense	(2,531)	1,888
Changes in assets and liabilities
Increase in accounts receivable	(8,791)	(5,265)
Decrease in prepaid expenses and other assets	282	240
Increase in accounts payable	415	1,026
Decrease in accrued expenses and other liabilities	(2,135)	(1,493)
Increase (decrease) in deferred revenues	8,473	(140)
Net cash provided by operating activities	7,289	4,759
Cash flows from investing activities:
Maturities of short-term investment securities	686	5,855
Purchases of short-term investment securities	-	(181)
Amounts released in escrow related to sale of business	-	3,712
Purchases of property, equipment and technology	(3,022)	(2,211)
Net cash (used in) provided by investing activities	(2,336)	7,175
Cash flows from financing activities:
Proceeds from exercise of employee stock options	154	775
Payments on capital leases and debt obligations	(1,930)	(933)
Repurchase and retirement of common stock	-	(1,739)
Net cash used in financing activities	(1,776)	(1,897)
Effect of exchange rate changes on cash and cash equivalents	(629)	75
Net increase in cash and cash equivalents	2,548	10,112
Cash and cash equivalents at beginning of period	63,840	45,011
Cash and cash equivalents at end of period	$66,388	$55,123

S1 Corporation
Consolidated Statements of Operations
(In thousands)
(Unaudited)
TABLE 4

	Three Months Ended
	3/31/2009	3/31/2008

Revenue:
Software licenses	$11,618	$9,535
Support and maintenance	12,485	11,703
Professional services	23,075	21,122
Data center	11,110	12,313
Total revenue	$58,288	$54,673

Operating expenses:
Cost of software licenses	840	992
Cost of professional services, support and maintenance	18,351	17,492
Cost of data center	6,881	6,557
Selling and marketing	6,822	8,216
Product development	8,172	6,755
General and administrative	4,516	6,435
Depreciation and amortization of intangible assets	2,573	2,225
Total operating expenses (1)	48,155	48,672

Operating income	10,133	6,001
Interest and other income, net	10	294
Income tax expense	1,199	1,105
Net income	$8,944	$5,190

Reconciliation to Adjusted EBITDA:
Net income	$8,944	$5,190
Interest and other income, net	(10)	(294)
Income tax expense	1,199	1,105
Depreciation	2,291	1,942
Amortization	740	1,028
Stock based compensation (benefit) expense	(2,531)	1,888
Adjusted EBITDA	$10,633	$10,859

(1) Includes stock based compensation (benefit) expense of:
Cost of professional services, support and maintenance	$(152)	$46
Cost of data center	20	25
Selling and marketing	(1,220)	724
Product development	(130)	322
General and administrative	(1,049)	771
	$(2,531)	$1,888

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 5

	Three Months Ended
	3/31/2009	3/31/2008

Revenue:
Software licenses	$2,787	$1,589
Support and maintenance	4,665	3,706
Professional services	18,574	17,090
Data center	7,240	7,103
Total revenue	$33,266	$29,488

Operating expenses:
Cost of software licenses	310	334
Cost of professional services, support and maintenance	11,591	10,632
Cost of data center	4,016	3,945
Selling and marketing	2,386	3,838
Product development	5,055	4,098
General and administrative	2,323	3,600
Depreciation and amortization of intangible assets	1,308	1,155
Total operating expenses (1)	26,989	27,602

Operating income	$6,277	$1,886

Reconciliation to Adjusted EBITDA:
Operating income	$6,277	$1,886
Depreciation	1,308	1,155
Amortization	61	145
Stock based compensation (benefit) expense	(1,514)	1,310
Adjusted EBITDA	$6,132	$4,496

(1) Includes stock based compensation (benefit) expense of:
Cost of professional services, support and maintenance	$38	$23
Cost of data center	2	13
Selling and marketing	(1,074)	558
Product development	(170)	279
General and administrative	(310)	437
	$(1,514)	$1,310

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 6

	Three Months Ended
	3/31/2009	3/31/2008

Revenue:
Software licenses	$8,831	$7,946
Support and maintenance	7,820	7,997
Professional services	4,501	4,032
Data center	3,870	5,210
Total revenue	$25,022	$25,185

Operating expenses:
Cost of software licenses	530	658
Cost of professional services, support and maintenance	6,760	6,860
Cost of data center	2,865	2,612
Selling and marketing	4,436	4,378
Product development	3,117	2,657
General and administrative	2,193	2,835
Depreciation and amortization of intangible assets	1,265	1,070
Total operating expenses (1)	21,166	21,070

Operating income	$3,856	$4,115

Reconciliation to Adjusted EBITDA:
Operating income	$3,856	$4,115
Depreciation	983	787
Amortization	679	883
Stock based compensation (benefit) expense	(1,017)	578
Adjusted EBITDA	$4,501	$6,363

(1) Includes stock based compensation (benefit) expense of:
Cost of professional services, support and maintenance	$(190)	$23
Cost of data center	18	12
Selling and marketing	(146)	166
Product development	40	43
General and administrative	(739)	334
	$(1,017)	$578